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                                                                       Exhibit 2

                     NAI TECHNOLOGIES, INC. AND SUBSIDIARIES
                     Pro Forma Consolidated Balance Sheets
                     As of April 27, 1996
                        (in thousands)

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                                                          As                     Pro
                                                       Reported  Adjustments    Forma
- ----------------------------------------------------------------------------------------
ASSETS
Current Assets:
  Cash and cash equivalents                              1,552                     1,552
  Accounts receivable, net                              11,510                    11,510
  Inventories, net                                      14,133                    14,133
  Deferred tax asset                                       384                       384
  Other current assets                                     644                       644
- -----------------------------------------------------------------------------------------
Total current assets                                    28,223         0          28,223
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Property, plant and equipment, net                       5,124                     5,124
Excess of cost over fair value of assets acquired,
net                                                     10,128                    10,128
Notes receivable                                          --                        --
Other assets                                             3,044       150           3,194
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Total assets                                            46,519       150          46,669
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS'
EQUITY
  Current Liabilities:
  Accounts payable                                       8,048                     8,048
  Current installments of long-term debt                 2,671                     2,671
  Accrued payroll and commissions                          419                       419
  Other accrued expenses                                 3,891                     3,891
  Income taxes payable                                     420                       420
- -----------------------------------------------------------------------------------------
Total current liabilities                               15,449         0          15,449
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Long-term debt                                          17,573    (1,750)         15,823
Other accrued expenses                                   2,506                     2,506
Deferred income taxes                                      384                       384
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Total liabilities                                       35,912    (1,750)         34,162
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


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
- ----------------------------------------------------------------------------------------
                                                          As                     Pro
                                                       Reported  Adjustments    Forma
- ----------------------------------------------------------------------------------------
Shareholders' Equity:
Capital Stock:
Preferred stock, no par value, 2,000,000
  shares authorized and unissued                         --                        --
Common stock, $.10 par value, 25,000,000
  shares authorized; shares issued: 7,459,437              746        100            846
Capital in excess of par value                          17,305      1,800         19,105
Foreign currency translation adjustment                    (14)                      (14)
Retained earnings                                       (7,430)                   (7,430)
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Total shareholders' equity                              10,607      1,900         12,507
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Total liabilities and shareholders' equity              46,519        150         46,669
- -----------------------------------------------------------------------------------------
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